UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2019

Citigroup Commercial Mortgage Trust 2017-P7

(Exact name of issuing entity as specified in its charter)

(Central Index Key number of issuing entity: 0001700668)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

Macquarie US Trading LLC d/b/a Principal Commercial Capital

(Central Index Key number: 0001634437)

(Exact names of sponsors as specified in their respective charters)

Delaware	333-207132-11	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code (212) 816-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

The Greenwich Office Park Mortgage Loan, the Novo Nordisk Mortgage Loan and the Rentar Plaza Mortgage Loan, three of the assets of Citigroup Commercial Mortgage Trust 2017-P7 (the “Issuing Entity”), are being serviced pursuant to the pooling and servicing agreement, dated as of December 1, 2016 (the “CSMC 2016-NXSR PSA”), between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, which governs the issuance of the CSMC 2016-NXSR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-NXSR. The CSMC 2016-NXSR PSA was filed as Exhibit 4.3 to the Current Report on Form 8-K (the “April 18, 2017 Form 8-K”) with respect to the Issuing Entity, dated April 18, 2017 and filed with the Securities and Exchange Commission (the “Commission”) on April 18, 2017 under Commission File No. 333-207132-11.

Effective as of September 3, 2019, the directing certificateholder under the CSMC 2016-NXSR PSA has removed Torchlight Loan Services, LLC as special servicer under the CSMC 2016-NXSR PSA, and has appointed C-III Asset Management LLC to act as successor special servicer under the CSMC 2016-NXSR PSA. A copy of the related acknowledgment of successor special servicer dated September 3, 2019 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the April 18, 2017 Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits:

20.1	CSMC 2016-NXSR – Acknowledgment of Successor Special Servicer, dated September 3, 2019.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 20.1	CSMC 2016-NXSR – Acknowledgment of Successor Special Servicer, dated September 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.

(Depositor)

/s/ Sana Petersen
Sana Petersen, Vice President

Date: September 3, 2019